UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 5, 2007


                              AUDIOVOX CORPORATION
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


       0-28839                                             13-1964841
(Commission File Number)                       (IRS Employer Identification No.)


180 Marcus Blvd., Hauppauge, New York                            11788
-------------------------------------                            -----
(Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number, including area code (631) 231-7750




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of file following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(e))



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ITEM 8.01 OTHER EVENTS

On March 5, 2007, Audiovox Corporation (the "Company") issued a press release announcing that its wholly owned subsidiary, Audiovox German Holdings GmbH, has completed the acquisition of OEHLBACH Kabel GmbH, a European market leader in the accessories field, for a total purchase price of 5 million euros ($6.6 million US), in addition to certain earn-out payments. Please see the copy of the release that is furnished herewith as Exhibit 99.1.

The information furnished under Item 8.01 shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                        AUDIOVOX CORPORATION (Registrant)


Date: March 6, 2007                      By: /s/ Charles M. Stoehr
                                         -------------------------------
                                             Charles M.  Stoehr
                                             Senior Vice President and
                                                 Chief Financial Officer





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                                EXHIBIT INDEX




Exhibit No.     Description

99.1            Press   Release, dated March 5, 2007, relating to the
                acquisition of OEHLBACH Kabel GmbH (furnished herewith).











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